CHURCH & DWIGHT CO., INC.

                                       and

                    CHASEMELLON SHAREHOLDER SERVICES, L.L.C.

                                  Rights Agent














                                RIGHTS AGREEMENT






                           Dated as of August 20, 1999

                                TABLE OF CONTENTS

Section                                                                   Page

1.  Certain Definitions......................................................1

2.  Appointment of Rights Agent..............................................7

3.  Issue of Right Certificates..............................................7

4.  Form of Right Certificates...............................................10

5.  Countersignature and Registration........................................11

6.  Transfer, Split Up, Combination and Exchange of Right Certificates;
     Mutilated, Destroyed, Lost or Stolen Right Certificates.................12

7.  Exercise of Rights; Purchase Price; Expiration Date of Rights............14

8.  Cancellation and Destruction of Right Certificates.......................17

9.  Reservation and Availability of Capital Stock............................17

10.  Preferred Stock Record Date.............................................19

11.  Adjustment of Purchase Price, Number and Kind of Shares or
     Number of Rights........................................................20

12.  Certificate of Adjusted Purchase Price or Number of Shares..............38

13.  Consolidation, Merger or Sale or Transfer of Assets or
     Earning Power...........................................................39

14.  Fractional Rights and Fractional Shares.................................41

15.  Rights of Action........................................................43

16.  Agreement of Right Holders..............................................43

17.  Right Certificate Holder Not Deemed a Shareholder.......................45

18.  Concerning the Rights Agent.............................................45

19.  Merger or Consolidation or Change of Name of Rights Agent...............46

20.  Duties of Rights Agent..................................................47

21.  Change of Rights Agent..................................................51

22.  Issuance of New Right Certificates......................................52

23.  Redemption..............................................................53

24.  Notice of Certain Events................................................55

25.  Notices.................................................................57

26.  Supplements and Amendments..............................................57

27.  Successors..............................................................58

28.  Determinations and Actions by the Board of Directors, etc...............59

29.  Benefits of this Agreement..............................................59

30.  Severability............................................................60

31.  Governing Law...........................................................60

32.  Counterparts............................................................60

33.  Descriptive Headings....................................................61

Exhibit A - Certificate of Designation, Preferences and Rights
Exhibit B - Form of Right Certificate
Exhibit C - Form of Summary of Rights

                               RIGHTS AGREEMENT

                  This Agreement, dated as of August 20, 1999 between Church & Dwight Co. Inc., a Delaware corporation (the "Company"), and ChaseMellon Shareholder Services, L.L.C., a Delaware limited liability company (the "Rights Agent").

                                                W I T N E S S E T H:

                  WHEREAS, the Board of Directors of the Company has authorized and declared a dividend distribution (the "Distribution") of one Right for each share of Common Stock, par value $1.00 per share, of the Company outstanding at the close of business on September 13, 1999 (the "Record Date"), each Right representing the right to purchase one one-hundredth (1/100th) of a share of Junior Participating Cumulative Preferred Stock, par value $1.00 per share, of the Company having the rights and preferences set forth in the form of Certificate of Designation attached hereto as Exhibit A, and has further authorized the issuance of one Right with respect to each share of Common Stock of the Company issued between the Record Date and the earliest of the Distribution Date, the Expiration Date and the Final Expiration Date (as such terms are hereinafter defined);

                  NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:

     Section 1. Certain Definitions. For purposes of this Agreement, the following terms have the meanings indicated:

               (a) "Acquiring Person" shall mean any Person who or which, together with all Affiliates and Associates of such Person, shall be the Beneficial Owner of securities of the Company constituting a Substantial Block, but shall not include the Company, any Subsidiary of or other Person controlled by the Company, any employee benefit plan of the Company or any Subsidiary of the Company or any Person holding Common Stock and organized, appointed or established by the Company or such Subsidiary for or pursuant to the terms of any such employee benefit plan.

               (b) "Adverse Person" shall mean any person declared to be an Adverse Person by the Board of Directors upon a determination that the criteria set forth in Section 11(a)(ii)(B) apply to such Person.

               (c) "Affiliate" and "Associate," when used with reference to any Person, shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as in effect on the date of this Agreement.


               (d) A Person shall be deemed the "Beneficial Owner" of and shall be deemed to "beneficially own" any securities:

                    (i) which such Person or any of such Person's  Affiliates or
               Associates beneficially owns, directly or indirectly;

                    (ii) which such Person or any of such Person's Affiliates or
               Associates has (A) the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding (whether or not in writing), or upon the exercise of conversion rights, exchange rights, rights (other than these Rights), warrants or options, or otherwise, provided, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person's Affiliates or Associates until such tendered securities are accepted for payment or exchange, and provided further, that a Person shall not be deemed a Beneficial Owner of, or to beneficially own, securities issuable upon exercise of Rights at any time prior to the occurrence of either a Section 11(a)(ii) Event or a Section 13 Event; or (B) the right (whether sole or shared) to vote or dispose of pursuant to any agreement, arrangement or understanding (whether or not in writing), provided, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, any security under this clause (B) if the agreement, arrangement or understanding to vote such security (1) arises solely from a revocable proxy or consent given in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the Exchange Act and the applicable rules and regulations thereunder and (2) is not also then reportable by such Person on Schedule 13D under the Exchange Act (or any comparable or successor report); (iii) which are beneficially owned, directly or indirectly, by any other Person (or any Affiliate or Associate thereof) with which such Person or any of such Person's Affiliates or Associates has any agreement, arrangement or understanding (whether or not in writing) for the purpose of acquiring, holding, voting (except pursuant to a revocable proxy as described in clause (B) of subparagraph (ii) of this paragraph (d)) or disposing of any securities of the Company;

          provided, however, that nothing in this paragraph (d) shall cause a person engaged in business as an underwriter of securities to be the "Beneficial Owner" of, or to "beneficially own", any securities acquired through such person's participation in good faith in a firm commitment underwriting until the expiration of forty days after such acquisition.


               (e) "Business Day" shall mean any day other than a Saturday, Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

               (f) "Certificate of Designation" shall mean the Certificate of Designation of Junior Participating Cumulative Preferred Stock setting forth the powers, preferences, rights, qualifications, limitations and restrictions of such series of preferred stock of the Company, a form of which is attached hereto as Exhibit A.

               (g) "Close of Business" on any given date shall mean 5:00 P.M., New York City time, on such date; provided, however, that if such date is not a Business Day it shall mean 5:00 P.M., New York City time, on the next succeeding Business Day.

               (h) "common stock" when used with reference to the company shall mean the common stock, par value $1.00 Per share, of the company. "Common stock" when used with reference to any person other than the company which is organized in corporate form shall mean the capital stock with the greatest voting power, or the equity securities or other equity interest having power to control or direct the management, of such person or, if such person is a subsidiary of another person, the person which ultimately controls such first-mentioned person and which has issued any such outstanding capital stock, equity securities or equity interests. "Common stock" when used with reference to any person which is not organized in corporate form shall mean units of beneficial interest which (i) shall represent the right to participate generally in the profits and losses of such person (including, without limitation, any flow-through tax benefits resulting from an ownership interest in such person) and which (ii) shall be entitled to exercise the greatest voting power of such person or, in the case of a limited partnership, shall have the power to remove the general partner or partners.

               (i) "Common Stock Equivalents" shall have the meaning set forth in Section 11(a)(iii).

               (j)  "Current  market  price" shall have the meaning set forth in
          Section 11(d).

               (k)  "Distribution  Date"  shall have the  meaning  specified  in
          Section 3(a).

               (l) "Equivalent Preference Stock" shall have the meaning set forth in Section 11(b).

               (m) "Expiration Date" shall have the meaning specified in Section 7(a).

               (n) "Final  Expiration Date" shall have the meaning  specified in
          Section 7(a).

               (o) "Person" shall mean any individual, firm, corporation, partnership, trust or other entity and shall include any successor (by merger or otherwise) of such entity, but shall not include the Company or a Subsidiary of the Company.

               (p) "Preferred Stock" shall mean shares of Junior Participating Cumulative Preferred Stock, par value $1.00 per share, of the Company, having the rights, preferences and limitations set forth in the form of Certificate of Designation attached to this Agreement as Exhibit A, and, to the extent there are not a sufficient number of shares of Junior Participating Cumulative Preferred Stock authorized to permit the full exercise of the then outstanding Rights, any other series of preferred stock of the Company designated for such purpose by the Board of Directors of the Company containing terms substantially similar to the terms of the Junior Participating Cumulative Preferred Stock.

               (q) "Purchase Price" shall have the meaning set forth in Section 4(a).

               (r)  "Redemption  Price"  shall  have the  meaning  set  forth in
          Section 23(a).

               (s) "Rights" shall have the meaning set forth in the WHEREAS Clause at the beginning of this Agreement.

               (t)  "Right  Certificate"  shall  have the  meaning  set forth in
          Section 3(a).

               (u) "Section  11(a)(ii)  Event" shall mean any event described in
          Section 11(a)(ii).

               (v) "Section 11(a)(ii) Trigger Date" shall have the meaning set forth in Section 11(a)(iii).

               (w) "Section 13 Event" shall mean any event described in Section 13(a), (b) or (c).

               (x) "Stock Acquisition Time" shall mean the time of occurrence of whichever of the following first occurs: (i) the first public announcement by the Company or an Acquiring Person that an Acquiring Person has become such; or (ii) the communication to the Company (including without limitation to the Company directors) of any notice (including without limitation any written consent or notice related thereto) from the Acquiring Person indicating or reflecting that the Acquiring Person has become such.

               (y) "Subsidiary" shall mean, with respect to any Person, any corporation or other entity of which securities or other ownership interests having ordinary voting power sufficient, in the absence of contingencies, to elect a majority of the board of directors or other persons performing similar functions are at the time beneficially owned, directly or indirectly, by such Person or any corporation otherwise controlled by such Person.

               (z) "Substantial Block" shall mean a number of shares of Common Stock of the Company which equals or exceeds 20% of the number of such shares of Common Stock then outstanding.

               (aa)  "Summary  of Rights"  shall have the  meaning  set forth in
          Section 3(b).

                  Section 2. Appointment of Rights Agent. The Company hereby appoints the Rights Agent to act as agent for the Company in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Company may from time to time act as Co-Rights Agent or appoint such Co-Rights Agents as it may deem necessary or desirable. Any actions which may be taken by the Rights Agent pursuant to the terms of this Agreement may be taken by any such Co-Rights Agent.

                  Section 3. Issue of Right Certificates. (a) Until the earlier of the Close of Business on (i) the tenth Business Day after the date on which the Stock Acquisition Time occurs, (ii) the tenth Business Day after the earlier of the commencement (as determined by reference to Rule 14d-2(a), as now in effect under the Exchange Act) of, or the date of public announcement of the intent of any Person (other than the Company, any wholly-owned Subsidiary of the Company, or any employee benefit plan of the Company or of any Subsidiary of the Company or any Person appointed or established by the Company or such Subsidiary pursuant to the terms of any such employee benefit plan) to commence (which intention to commence remains in effect for five Business Days after such announcement), a tender or exchange offer for an amount of Common Stock of the Company which, together with the shares of such stock already owned by such Person, constitutes 20% or more of the outstanding Common Stock of the Company (including any such date which is after the date of this Agreement and prior to the issuance of the Rights) or (iii) the close of business on the tenth Business Day after the date that the Board of Directors of the Company determines, pursuant to the criteria set forth in Section 11(a)(ii)(B) hereof, that a Person is an Adverse Person (the earliest of such dates being herein referred to as the "Distribution Date"), (x) the Rights will be evidenced (subject to the provisions of paragraph (b) of this Section 3) by the certificates for shares of Common Stock registered in the names of the holders of Common Stock (which certificates for Common Stock shall be deemed also to be certificates for Rights) and not by separate Right Certificates, and (y) the right to receive Right Certificates will be transferable only in connection with the transfer of the underlying Common Stock (including a transfer by the Company). As soon as practicable after the Distribution Date, the Rights Agent will send, by first-class, insured, postage-prepaid mail, to each record holder of Common Stock as of the Close of Business on the Distribution Date, at the address of such holder shown on the records of the Company, a Right Certificate, in substantially the form of Exhibit B hereto (a "Right Certificate"), evidencing one Right for each share of Common Stock so held. As of the Distribution Date, the Rights will be evidenced solely by such Right Certificates.

                  (b) Prior to or as promptly as practicable after, the Record Date, the Company will send a copy of a Summary of Rights to Purchase Preferred Stock, in substantially the form attached hereto as Exhibit C (the "Summary of Rights"), by first-class, postage-prepaid mail, to each record holder of Common Stock as of the Close of Business on the Record Date, at the address of such holder shown on the records of the Company. With respect to certificates for Common Stock outstanding as of the Record Date, until the earlier of the Distribution Date or the Expiration Date, the Rights will be evidenced by such certificates for Common Stock registered in the names of the holders of Common Stock with a copy of the Summary of Rights attached thereto. Until the Distribution Date (or the earlier of the Expiration Date or Final Expiration Date (as such terms are defined in Section 7 hereof)), the surrender for transfer of any of the certificates for Common Stock outstanding on the Record Date, even without a copy of the Summary of Rights attached thereto, shall also constitute the transfer of the Rights associated with the Common Stock represented by such certificate.

                  (c) Certificates for Common Stock issued (or delivered from the Company's treasury) after the Record Date but prior to the earliest of the Distribution Date or the Expiration Date or the Final Expiration Date shall have impressed on, printed on, written on or otherwise affixed to them the following legend:
                  This certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Rights Agreement between the Corporation and ChaseMellon Shareholder Services, L.L.C., dated as of August 20, 1999, (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Corporation. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Corporation will mail to the holder of this certificate a copy of the Rights Agreement without charge promptly after receipt of a written request therefor. Under certain circumstances set forth in the Rights Agreement, Rights beneficially owned by an Acquiring Person, an Adverse Person or any Associate or Affiliate thereof (as such terms are defined in the Rights Agreement) or by any subsequent holder, may be null and void.

With respect to such certificates containing the foregoing legend until the earlier of (i) the Distribution Date or (ii) the Final Expiration Date, the Rights associated with the Common Stock represented by such certificates shall be evidenced by such certificates alone, and the surrender for transfer of any of such certificates shall also constitute the transfer of the Rights associated with the Common Stock represented by such certificates.

                  Section 4. Form of Right Certificates. (a) The Right Certificates (and the forms of election to purchase, certification and assignment to be printed on the reverse thereof) shall each be substantially in the form set forth in Exhibit B hereto and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Rights may from time to time be listed, or to conform to usage. Subject to the provisions of Sections 11 and 22 hereof, the Right Certificates, whenever distributed, which are distributed in respect of shares of Common Stock which were issued and outstanding as of the Record Date, shall be dated as of the Record Date, and all Right Certificates which are distributed in respect of other shares of Common Stock shall be dated as of the respective dates of issuance of such Common Stock, and in each such case on their face shall entitle the holders thereof to purchase such number of one one-hundredths of a share of Preferred Stock as shall be set forth therein at the price per one one-hundredth of a share of Preferred Stock set forth therein (the "Purchase Price"), but the amount and type of securities purchasable upon the exercise of each Right and the Purchase Price thereof shall be subject to adjustment as provided in this Agreement.

                  (b) Any Right  Certificate  issued pursuant to Section 3(a) or
Section 22 hereof that represents Rights beneficially owned by: (i) an Acquiring Person or an Adverse Person or any Associate or Affiliate of an Acquiring Person or an Adverse Person, (ii) a transferee of an Acquiring Person or an Adverse Person (or any such Associate or Affiliate) who becomes a transferee after the Acquiring Person or the Adverse Person becomes such, or (iii) a transferee of an Acquiring Person or an Adverse Person (or of any such Associate or Affiliate) who becomes a transferee prior to or concurrently with the Acquiring Person or Adverse Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person or the Adverse Person to holders of equity interests in such Acquiring Person or Adverse Person or to any Person with whom the Acquiring Person or the Adverse Person has any continuing agreement, arrangement or understanding regarding the transferred Rights or (B) a transfer which the Board of Directors of the Company has determined is part of a plan, arrangement or understanding which has as a primary purpose or effect the avoidance of the provisions of Section 11(a)(ii) or of Section 13 with respect to the limitation of the Rights beneficially owned by an Acquiring Person or an Adverse Person (or any Associate or Affiliate thereof), and any Right Certificate issued pursuant to Section 6 or Section 11 hereof upon transfer, exchange, replacement or adjustment of any other Right Certificate referred to in this sentence, shall contain (to the extent feasible) the following legend modified as necessary to apply to such Person:

                  The Rights represented by this Certificate are or were beneficially owned by a Person who was or became an Acquiring Person, Adverse Person or an Affiliate or Associate thereof (as such terms are defined in the Rights Agreement).
                  Accordingly, this Certificate and the Rights represented hereby may become null and void in the circumstances specified in Section 7(e) of the Rights Agreement.

                  Section 5. Countersignature and Registration. (a) The Right Certificates shall be executed on behalf of the Company manually or by facsimile by the Chairman of the Board, any Vice Chairman, the President (if any) or any Vice President and also by the Secretary or any Assistant Secretary. The Right Certificates shall be countersigned by the Rights Agent manually and shall not be valid for any purpose unless so countersigned. In case any officer of the Company who shall have signed any of the Right Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Right Certificates, nevertheless, may be countersigned by the Rights Agent, and issued and delivered by the Company with the same force and effect as though the person who signed such Right Certificates had not ceased to be such officer of the Company; and any Right Certificate may be signed on behalf of the Company by any person who, at the actual date of the execution of such Right Certificate, shall be a proper officer of the Company to sign such Right Certificate, although at the date of the execution of this Rights Agreement any such person was not such an officer.

                  (b) Following the Distribution Date, the Rights Agent will keep or cause to be kept, at its principal office in New York, New York books for registration and transfer of the Right Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Right Certificates, the number of Rights evidenced on its face by each of the Right Certificates and the date and certificate number of each of the Right Certificates.

                  Section 6. Transfer, Split Up, Combination and Exchange of Right Certificates; Mutilated, Destroyed, Lost or Stolen Right Certificates. (a) Subject to the provisions of Sections 4(b) and 14 hereof, at any time after the close of business on the Distribution Date, and at or prior to the Close of Business on the earlier of the Expiration Date or the Final Expiration Date (as such terms are defined in Section 7 hereof) or prior to the time the Rights are redeemed as provided in Section 23, any Right Certificate or Right Certificates may be transferred, split up, combined or exchanged for another Right Certificate or Right Certificates, entitling the registered holder to purchase a like number of shares of Preferred Stock (or other securities, cash, and/or assets, as the case may be) as the Right Certificate or Right Certificates surrendered then entitled such holder to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Right Certificate shall make such request in writing delivered to the Rights Agent, and shall surrender the Right Certificate or Right Certificates to be transferred, split up, combined or exchanged, with the form of assignment and certificates appropriately executed, at the principal office of the Rights Agent in New York, New York. Thereupon the Rights Agent shall countersign and deliver to the Person entitled thereto a Right Certificate or Right Certificates, as the case may be, as so requested. The Company may require payment from the holders of Right Certificates of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of such Right Certificates.

                  (b) Upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a valid Right Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them, and, if requested by the Company, reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Right Certificate if mutilated, the Company will execute and deliver a new Right Certificate of like tenor to the Rights Agent for countersignature and delivery to the registered owner in lieu of the Right Certificate so lost, stolen, destroyed or mutilated.

                  Section 7. Exercise of Rights; Purchase Price; Expiration Date of Rights. (a) Subject to Section 7(e) hereof, the registered holder of any Right Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein) in whole or in part at any time after the Distribution Date upon surrender of the Right Certificate, with the form of election to purchase and certificate on the reverse side thereof duly executed, to the Rights Agent at the principal office of the Rights Agent in New York, New York, together with payment of the Purchase Price for each one one-hundredth of a share of Preferred Stock as to which the Rights are exercised, at or prior to the earlier of (i) the Close of Business on September 13, 2009 (the "Final Expiration Date"), or
(ii) the time on which the Rights are redeemed as provided in Section 23 (such earlier time being herein referred to as the "Expiration Date").

                  (b) The Purchase Price for each one one-hundredth of a share of Preferred Stock issued pursuant to the exercise of a Right shall initially be $200.00, shall be subject to adjustment from time to time as provided in Sections 11 and 13 hereof and shall be payable in lawful money of the United States of America in accordance with paragraph (c) below.

                  (c) Upon receipt of a Right Certificate representing exercisable Rights, with the form of election to purchase and certificate duly executed, accompanied by payment (in cash, or by certified bank check or money order payable to the order of the Company) of the Purchase Price for the Preferred Stock (or other shares, securities, cash or other assets, as the case may be) to be purchased and an amount equal to any applicable transfer tax required to be paid by the holder of the Rights pursuant hereto in cash, or by certified check or money order payable to the order of the Company, the Rights Agent shall thereupon promptly (i)(A) requisition from any transfer agent of the Preferred Stock (or make available, if the Rights Agent is the transfer agent) certificates for the number of shares of Preferred Stock to be purchased (and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests), or (B) if the Company shall have elected to deposit the total number of shares of Preferred Stock issuable upon exercise of the Rights hereunder with a depositary agent, requisition from the depositary agent depositary receipts representing such number of one one-hundredths of a share of Preferred Stock as are to be purchased (in which case certificates for the shares of Preferred Stock represented by such receipts shall be deposited by the transfer agent with the depositary agent) and the Company hereby directs the depositary agent to comply with such request, (ii) when appropriate, requisition from the Company the amount of cash to be paid in lieu of issuance of fractional shares in accordance with Section 14, (iii) promptly after receipt of such certificates or depositary receipts, cause the same to be delivered to or upon the order of the registered holder of such Right Certificate, registered in such name or names as may be designated by such holder, and (iv) when appropriate, after receipt, promptly deliver such cash to or upon the order of the registered holder of such Right Certificate.

                  (d) In case the registered holder of any Right Certificate shall exercise less than all the Rights evidenced thereby, a new Right Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the Rights Agent and delivered to the registered holder of such Right Certificate or to his duly authorized assigns, subject to the provisions of Section 14 hereof.

                  (e) Notwithstanding anything in this Agreement to the contrary, from and after the first occurrence of a Section 11(a)(ii) Event, any Rights beneficially owned by (i) an Acquiring Person or an Adverse Person, or an Associate or Affiliate of an Acquiring Person or an Adverse Person, (ii) a transferee of an Acquiring Person or an Adverse Person (or of any of such Associate or Affiliate) who becomes a transferee after the Acquiring Person or Adverse Person becomes such, or (iii) a transferee of an Acquiring Person or an Adverse Person (or of any such Associate or Affiliate) who becomes a transferee prior to or concurrently with the Acquiring Person or Adverse Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person or Adverse Person to holders of equity interests in such Acquiring Person or Adverse Person or to any Person with whom the Acquiring Person or Adverse Person has any continuing agreement, arrangement or understanding regarding the transferred Rights or (B) a transfer which the Board of Directors of the Company has determined is part of a plan, arrangement or understanding which has as a primary purpose or effect the avoidance of this Section 7(e), shall become null and void without any further action and no holder of such Right shall have any rights whatsoever with respect to such Rights, whether under any provision of this Agreement or otherwise. The Company shall use all reasonable efforts to insure that the provisions of this
Section 7(e) and Section 4(b) hereof are complied with but shall have no liability to any holder of Rights, Certificates or any other Person as a result of its failure to make any determinations with respect to an Acquiring Person or Adverse Person or any of their respective Affiliates, Associates or transferees hereunder.

                  (f) Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder of any Right Certificate upon the occurrence of any purported transfer or exercise as set forth in this Section 7 unless such registered holder shall have (i) completed and signed the certificate following the form of assignment or election to purchase set forth on the reverse side of the Right Certificate surrendered for such assignment or exercise, and (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company shall reasonably request.

                  Section 8. Cancellation and Destruction of Right Certificates. All Right Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or to any of its agents, be delivered to the Rights Agent for cancellation or in cancelled form, or, if surrendered to the Rights Agent, shall be cancelled by it, and no Right Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Rights Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Right Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all cancelled Right Certificates to the Company, or shall, at the written request of the Company, destroy such cancelled Right Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.

                  Section 9. Reservation and Availability of Capital Stock. (a) The Company covenants and agrees that it will cause to be reserved and kept available out of its authorized and unissued shares of Preferred Stock or any authorized and issued shares of Preferred Stock held in its treasury (and will use its best efforts, following the occurrence of a Section 11(a)(ii) Event, out of its authorized and unissued shares of Common Stock and/or other securities or out of its authorized and issued shares held in its treasury), the number of shares of Preferred Stock (and, following the occurrence of a Section 11(a)(ii) Event, Common Stock and/or other securities) that will be sufficient to permit the exercise in full of all outstanding Rights.

                  (b) The Company shall use its best efforts to (i) file, as soon as practicable following the earliest date after the first occurrence of a
Section 11(a)(ii) Event on which the consideration to be delivered by the Company upon exercise of the Rights has been determined in accordance with
Section  11(a)(iii)  hereof,  or as soon as is  required  by law  following  the
Distribution Date, as the case may be, a registration statement under the Securities Act of 1933, as amended (the "Act"), with respect to the securities purchasable upon exercise of the Rights on an appropriate form, (ii) cause such registration statement to become effective as soon as practicable after such filing, and (iii) cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Act) until the earlier of (A) the date as of which the Rights are no longer exercisable for such securities, and (B) the date of the expiration of the Rights. The Company will also take such action as may be appropriate under, or to ensure compliance with, the securities or "blue-sky" laws of the various states in connection with the exercisability of the Rights. The Company may, acting by resolution of its Board of Directors, temporarily suspend, for a period of time not to exceed ninety
(90) days after the date set forth in clause (i) of the first  sentence  of this
Section 9(c), the exercisability of the Rights in order to prepare and file such registration statement and permit it to become effective. Upon any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. Notwithstanding any provision of this Agreement to the contrary, the Rights shall not be exercisable in any jurisdiction unless the requisite qualifications in such jurisdiction shall have been obtained.

                  (c) The Company covenants and agrees that it will take all such action as may be necessary to ensure that all one one-hundredths of a share of Preferred Stock (and, following the occurrence of a Section 11(a)(ii) Event, Common Stock and/or other securities) delivered upon exercise of Rights shall, at the time of delivery of the certificates for such shares (subject to payment of the Purchase Price), be duly and validly authorized and issued and fully paid and nonassessable shares.

                  (d) The Company further covenants and agrees that it will pay when due and payable any and all federal and state transfer taxes and charges which may be payable in respect of the issuance or delivery of the Right Certificates or of any shares of Preferred Stock (or shares of Common Stock and/or other securities, as the case may be) upon the exercise of Rights. The Company shall not, however, be required to pay any transfer tax which may be payable in respect of any transfer or delivery of Right Certificates to a person other than, or the issuance or delivery of certificates or depositary receipts for a number of one one-hundredths of a share of Preferred Stock (or shares of Common Stock and/or other securities, as the case may be), in a name other than that of, the registered holder of the Right Certificate evidencing Rights surrendered for exercise or to issue or deliver any certificates for shares of Preferred Stock (or Common Stock and/or other securities, as the case may be) or depositary receipts for Preferred Stock upon the exercise of any Rights until any such tax shall have been paid (any such tax being payable by the holder of such Right Certificate at the time of surrender) or until it has been established to the Company's satisfaction that no such tax is due.

                  Section 10. Preferred Stock Record Date. Each person in whose name any certificate for a number of one one-hundredths of a share of Preferred Stock (or shares of Common Stock and/or other securities, as the case may be) is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of shares of Preferred Stock (or shares of Common Stock and/or other securities, as the case may be) represented thereby on, and such certificate shall be dated, the date upon which the Right Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and any applicable transfer taxes) was made; provided, however, that if the date of such surrender and payment is a date upon which the Preferred Stock (or shares of Common Stock and/or other securities, as the case may be) transfer books of the Company are closed, such person shall be deemed to have become the record holder of such shares (fractional and otherwise) on, and such certificate shall be dated, the next succeeding Business Day on which the Preferred Stock (or shares of Common Stock and/or other securities, as the case may be) transfer books of the Company are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Right Certificate shall not be entitled to any rights of a stockholder of the Company with respect to shares for which the Rights shall be exercisable, including, without limitation, the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

                  Section 11. Adjustment of Purchase Price, Number and Kind of Shares or Number of Rights. (a) The Purchase Price, the number and kind of shares, or fractions thereof, covered by each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this
Section 11.

               (i) In the event the Company shall at any time after the date of this Agreement (A) declare or pay a dividend on the Preferred Stock payable in shares of Preferred Stock, (B) subdivide the outstanding Preferred Stock into a greater number of shares, (C) combine or consolidate the outstanding Preferred Stock into a smaller number of shares, or (D) issue any shares of its capital stock in a reclassification of the Preferred Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this Section 11(a), the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, and the number and kind of shares of Preferred Stock or capital stock, as the case may be, issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive, upon payment of the Purchase Price then in effect, the aggregate number and kind of shares of Preferred Stock or capital stock, as the case may be, which, if such Right had been exercised immediately prior to such date and at a time when the Preferred Stock transfer books of the Company were open, the holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification; provided, however, that in no event shall the consideration to be paid upon the exercise of the Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon the exercise of one Right.

               If an event occurs which would require an  adjustment  under both
          Section 11(a)(i) and Section 11(a)(ii), the adjustment provided for in this Section 11(a)(i) shall be in addition to, and shall be made prior to, any adjustment required pursuant to Section 11(a)(ii).


               (ii) In the event (a "Section 11(a)(ii) Event") that:


                           (A)  any  Person   (other  than  the   Company,   any
                  Subsidiary of or other Person controlled by the Company, any employee benefit plan of the Company or any Subsidiary of the Company or any Person holding Common Stock and organized, appointed or established by the Company or such Subsidiary for or pursuant to the terms of any such employee benefit plan), alone or together with its Affiliates and Associates, shall become the Beneficial Owner of securities representing 20% or more of the shares of Common Stock then outstanding, unless the event causing the 20% threshold to be crossed is a Section 13 Event or is an acquisition of shares of Common Stock pursuant to a tender offer for all outstanding shares of Common Stock at a price and on terms determined by at least a majority of the members of the Board of Directors who are not officers of the Company or of any of its Subsidiaries and who are not representatives, nominees, Affiliates or Associates of an Acquiring Person, after receiving advice from one or more investment banking firms, to be (1) at a price which is fair to stockholders (taking into account all factors which such members of the Board deem relevant, including, without limitation, prices which could reasonably be achieved if the Company or its assets were to be sold on an orderly basis designed to realize maximum value) and (2) otherwise in the best interests of the Company and its stockholders, or

                           (B) the  Board  of  Directors  of the  Company  shall
                  declare any Person to be an Adverse Person upon a determination that such Person, alone or together with Affiliates and Associates, has, at any time after the Record Date, become the Beneficial owner of an amount of Common Stock that the Board of Directors determines to be substantial (which amount shall in no event be less than 10% of the shares of Common Stock then outstanding) and the determination by at least a majority of members of the Board of Directors who are not officers of the Company, after reasonable inquiry and investigation, including consultation with such Person as the Directors deem appropriate, that (1) such Beneficial Ownership of such Person is intended to cause the Company to repurchase the Common Stock beneficially owned by such Person or to cause pressure on the Company to take action or enter into a transaction or series of transactions intended to provide such Person with short-term financial gain under circumstances where the Board of Directors determines that the best long-term interests of the Company and its stockholders would not be served by taking such action or entering into such transaction or series of transaction at that time, or (2) such Beneficial Ownership is causing or is reasonably likely to cause a material adverse impact (including, but not limited to, impairment of relationships with the Company's customers, impairment of the Company's or any of its Subsidiary's regulatory status, or impairment of the Company's ability to maintain its competitive position) on the business or prospects of the Company,


         then, promptly following five Business Days after the date of the occurrence of an event described in Section 11(a)(ii)(A) hereof and promptly following the occurrence of any event described in Section 11(a)(ii)(B) hereof, proper provision shall be made to adjust the Rights so that each holder of a Right, (except as provided below and in
         Section 7(e) hereof), shall thereafter have the right to receive, upon exercise thereof at the then current Purchase Price in accordance with the terms of this Agreement, in lieu of a number of one-hundredths of a share of Preferred Stock, such number of shares of Common Stock of the Company as shall equal the result obtained by (x) multiplying the then-current Purchase Price by the then number of one one-hundredths of a share of Preferred Stock for which a Right was exercisable immediately prior to the first occurrence of such Section 11(a)(ii) Event, and (y) dividing that product (which, following such first occurrence, shall thereafter be referred to as the "Purchase Price" for each Right and for all purposes of this Agreement) by 50% of the current market price per share of the Common Stock of the Company (determined pursuant to Section 11(d) hereof) on the date of such first occurrence (such number of shares being hereinafter referred to as the "Adjustment Shares"). The Company shall notify the Rights Agent as to any Persons who are deemed by the Company to be Acquiring Persons, Adverse Persons or any Associates or Affiliates thereof and shall identify any Rights pertaining thereto. In case the Acquiring Person or Adverse Person or any Affiliate or any Associate thereof which is to be a party to a transaction referred to in this Section 11(a) has provision in any of its authorized securities or in its Certificate of Incorporation or By-laws or other instrument governing its corporate affairs, which provision would have the effect of (i) causing the Company to issue, in connection with, or as a consequence of, the consummation of a transaction referred to in this Section 11(a), shares of Preferred Stock or Common Stock of the Company at less than the then Current Market Price (other than to the holders of Rights pursuant to this Section 11(a)(ii)), or to issue securities exercisable for, or convertible into, Preferred Stock or Common Stock of the Company at less than such then current market price (other than to the holders of Rights pursuant to this Section 11(a)(ii)) or (ii) providing for any special payment, tax or similar provisions in connection with the issuance of the Preferred Stock at less than the current market price pursuant to the provisions of this Section 11(a)(ii); then, in such event, the Company agrees with each holder of the Rights that it shall not consummate any such transaction unless prior thereto the Company and such Acquiring Person or Adverse Person or Affiliate or Associate thereof shall have executed and delivered to the Rights Agent a supplemental agreement providing that the provision in question of the Acquiring Person or Adverse Person or Affiliate or Associate thereof shall have been cancelled, waived or amended, or that the authorized securities shall be redeemed, so that the applicable provision will have no effect in connection with, or as a consequence of, the consummation of the proposed transaction.

               (iii) In lieu of issuing shares of Common Stock in accordance with Section 11(a)(ii) hereof, the Company may, acting by resolution of its Board of Directors, (and, in the event that the number of shares of Common Stock which are authorized by the Company's Certificate of Incorporation but not outstanding or reserved for issuance for purposes other than upon exercise of the Rights are not sufficient to permit the exercise in full of the Rights in accordance with Section 11(a)(ii), the Company shall): (A) determine the excess of (1) the value of the Adjustment Shares issuable upon the exercise of a Right (the "Current Value"), over (2,) the Purchase Price attributable to each Right (such excess, the "Spread") and (B) with respect to each Right, make adequate provision to substitute for the Adjustment Shares, upon payment of the applicable Purchase Price, (1) cash, (2) a reduction in the Purchase, Price, (3) Common Stock or other equity securities of the Company (including, without limitation, shares, or units of shares, of preferred stock which the Board of Directors of the Company has deemed to have the same value as shares of Common Stock (such shares or units of preferred stock hereinafter called "Common Stock Equivalents")), (4) debt securities of the Company, (5) other assets, or (6) any combination of the foregoing having an aggregate value equal to the Current Value, where such aggregate value has been determined by action of the Board of Directors of the Company; provided, however, if the Company shall not have made adequate provision to deliver value pursuant to clause (B) above within thirty (30) days following the later of (x) the occurrence of a Section 11(a)(ii) Event and (y) the first date that the right to redeem the Rights pursuant to Section 23 hereof, as such date may be amended pursuant to Section 26 hereof, shall expire (the later of (x) and (y) being referred to herein as the "Section 11(a)(ii) Trigger Date"), then the Company shall be obligated to deliver, upon the surrender for exercise of a Right and without requiring payment of the Purchase Price, shares of Common Stock (to the extent available) and then, if necessary, cash, securities and/or assets that in the aggregate have a value equal to the Spread. If the Company, acting by resolution of its Board of Directors, shall determine in good faith that it is likely that sufficient additional shares of Common Stock could be authorized for issuance upon exercise in full of the Rights, the thirty (30) day period set forth above may be extended to the extent necessary, but not more than ninety (90) days after the Section 11(a)(ii) Trigger Date, in order that the Company may seek shareholder approval for the authorization of such additional shares (such period as it may be extended, the "Substitution Period"). To the extent that the Company determines that some action is to be taken pursuant to the terms of this Section 11(a)(iii), the Company (x) shall provide that such action shall apply uniformly to all outstanding Rights, and (y) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek any authorization of additional shares and/or to decide the appropriate form of distribution to be made pursuant to such first sentence and to determine the value thereof. In the event of any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. For purposes of this Section 11(a)(iii), the value of the Common Stock shall be the current market price per share of Common Stock (as determined pursuant to Section 11(d) hereof) on the date of the first occurrence of the Section 11(a)(ii) Event, and the value of any Common Stock Equivalents shall be deemed to have the same value as the Common Stock on such date.

                  (b) In the event that the Company shall fix a record date for the issuance of rights, options or warrants to all holders of shares of Preferred Stock entitling them (for a period expiring within 45 calendar days after such record date) to subscribe for or purchase Preferred Stock (or shares having the same rights, privileges and preferences as the shares of Preferred Stock ("Equivalent Preference Stock")) or securities convertible into shares of Preferred Stock or Equivalent Preference Stock at a price per share of Preferred Stock or Equivalent Preference Stock (or having a conversion price per share, if a security convertible into shares of Preferred Stock or Equivalent Preference Stock) less than the current market price per share of the Preferred Stock (as defined in Section 11(d)) on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, of which the numerator shall be the number of shares of Preferred Stock outstanding on such record date plus the number of additional shares of Preferred Stock and/or Equivalent Preference Stock which the aggregate subscription or purchase price of the total number of such shares so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such current market price, and of which the denominator shall be the number of shares of Preferred Stock outstanding on such record date plus the number of additional shares of Preferred Stock and/or Equivalent Preference Stock to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible). In case such subscription price may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent. Such adjustment shall be made successively whenever such a record date is fixed; and in the event that such rights, options or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

                  (c) In case the Company shall fix a record date for the making of a distribution to all holders of Preferred Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving corporation) of evidences of indebtedness or assets (other than a regular periodic cash dividend or a dividend payable in Preferred Stock) or subscription rights or warrants (excluding those referred to in Section 11(b)), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, of which the numerator shall be the current market price per share of Preferred Stock (as defined in Section 11(d)) on such record date, less the fair market value (as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent) of the portion of the assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to one share of Preferred Stock, and of which the denominator shall be such current market price per share of Preferred Stock. Such adjustments shall be made successively whenever such a record date is fixed, and in the event that such distribution is not so made, the Purchase Price shall again be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

                  (d) (i) For the purpose of any computation hereunder other than computations made pursuant to Section 11(a)(iii) hereof, the "current market price" per share of Common Stock on any date shall be deemed to be the average of the daily closing prices per share of such Common Stock for the 30 consecutive Trading Days (as such term is hereinafter defined) immediately prior to such date and for purposes of computations made pursuant to Section 11(a)(iii) hereof, the "current market price" per share of Common Stock on any date shall be deemed to be the average of the daily closing prices per share of such Common Stock for the ten (10) consecutive Trading Days immediately following such date; provided, however, that in the event that the current market price per share of Common Stock is determined during a period following the announcement by the issuer of such Common Stock of (a) a dividend or distribution on such Common Stock payable in shares of such Common Stock or securities convertible into such Common Stock (other than the Rights) or (b) any subdivision, combination or reclassification of such Common Stock, and prior to the expiration, of the 30 Trading Days or 10 Trading Days period, as set forth above, after the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, as the case may be, then, and in each such case, the "current market price" shall be appropriately adjusted to take into account the ex-dividend trading. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the shares of Common Stock are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the shares of Common Stock are listed or admitted to trading or, if the shares of Common Stock are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System ("NASDAQ") or such other system then in use, or, if on any such date the shares of Common Stock are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in shares of Common Stock selected by the Company, acting by resolution of the Board of Directors of the Company. If on any such date no market maker is making a market in shares of Common Stock, the fair value of such shares on such date as determined in good faith by the Company, acting by resolution of the Board of Directors of the Company shall be used. The term "Trading Day" shall mean a day on which the principal national securities exchange on which the shares of Common Stock are listed or admitted to trading is open for the transaction of business or, if the shares of Common Stock are not listed or admitted to trading on any national securities exchange, a Monday, Tuesday, Wednesday, Thursday or Friday on which banking institutions in the State of New York are not authorized or obligated by law or executive order to close. If the current per share market price of the Common Stock cannot be determined in the manner provided above, or if the Common Stock is not publicly held or not so listed or traded, "current market price" per share of Common Stock shall mean the fair value per share as determined in good faith by the Company, acting by resolution of the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.

     (ii) For the purpose of any computation hereunder, the "current market price" per share of Preferred Stock shall be determined in the same manner as set forth for the Common Stock in Section 11(d)(i) hereof (other than the last sentence thereof). If the current market price per share of Preferred Stock cannot be determined in the manner provided above or if the Preferred Stock is not publicly held or listed or traded in a manner described in Section 11(d)(i) hereof, the "current market price" per share of Preferred Stock shall be conclusively deemed to be an amount equal to 100 (as such number may be appropriately adjusted for such events as stock splits, stock dividends and recapitalizations with respect to the Common Stock occurring after the date of this Agreement) multiplied by the current market price per share of the Common Stock. If neither the Common Stock nor the Preferred Stock is publicly held or so listed or traded, the "current market price" per share of Preferred Stock shall mean the fair value per share as determined in good faith by the Company, acting by resolution of its Board of Directors, whose determination shall be described in a statement filed with Rights Agent and shall be conclusive for all purposes. For all purposes of this Agreement, the "current market price" of one one-hundredth of a share of Preferred Stock shall be equal to the "current market price" of one share of Preferred Stock divided by 100.

                  (e) Anything herein to the contrary notwithstanding, no adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least 1% in such price; provided, however, that any adjustments which by reason of this Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest ten-thousandth of a share of Common Stock or other share or the nearest one-millionth of a share of Preferred Stock, as the case may be. Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 shall be made no later than the earlier of (i) three years from the date of the transaction which mandates such adjustment or (ii) the Expiration Date.

                  (f) If as a result of an adjustment made pursuant to Section 11(a) hereof, the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock of the Company other than Preferred Stock, thereafter the Purchase Price and the number of such other shares so receivable upon exercise of any Right and the number of Rights outstanding shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred Stock contained in Sections 11(a), (b), (c), (e), (g), (h), (i), (j), (k), and (m) inclusive, and the provisions of Sections 7, 9, 10, 13 and 14 hereof with respect to the Preferred Stock shall apply on like terms to any such other shares, provided, however, that the Company shall not be liable for its inability to reserve and keep available for issuance upon exercise of the Rights pursuant to Section 11(a)(ii) a number of shares of Common Stock greater than the number then authorized by the Certificate of Incorporation of the Company but not outstanding or reserved for any other purpose.

                  (g) All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of one one-hundredths of a share of Preferred Stock purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

                  (h) Unless the Company shall have exercised its election as provided in Section 11(i), upon each adjustment of the Purchase Price as a result of the calculations made in Section 11(b) and (c), each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of one one-hundredths of a share of Preferred Stock (calculated to the nearest one-tenthousandth of a share of Preferred Stock) obtained by (i) multiplying (A) the number of one one-hundredths of a share covered by a Right immediately prior to such adjustment of the Purchase Price by (B) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

                  (i) The Company may elect on or after the date of any adjustment of the Purchase Price to adjust the number of Rights, in substitution for any adjustment in the number of one one-hundredths of a share of Preferred Stock purchasable upon the exercise of a Right. Each of the Rights outstanding after such adjustment of the number of Rights shall be exercisable for the number of one one-hundredths of a share of Preferred Stock for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest ten-thousandth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Right certificates have been issued, shall be at least 10 days later than the date of the public announcement. If Right Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company shall, as promptly as practicable, cause to be distributed to holders of record of Right Certificates on such record date Right Certificates evidencing, subject to Section 14 hereof, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for, the Right Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Right Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Right Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein (and may bear, at the option of the Company, the adjusted Purchase Price) and shall be registered in the names of the holders of record of Right Certificates on the record date specified in the public announcement.

                  (j) Irrespective of any adjustment or change in the Purchase Price or the number of shares of Preferred Stock, or fraction thereof, issuable upon the exercise of the Rights, the Right Certificates theretofore and thereafter issued may continue to express the Purchase Price per one one-hundredth of a share and the number of shares which were expressed in the initial Right Certificates issued hereunder.

                  (k) Before taking any action that would cause an adjustment reducing the Purchase Price below the then par value, if any, of the one one-hundredths of a share of Preferred Stock issuable upon exercise of the Rights, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of Preferred Stock at such adjusted Purchase Price.

                  (l) In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event the issuing to the holder of any Right exercised after such record date the Preferred Stock, or a fraction thereof, and other capital stock or securities of the Company, if any, issuable upon such exercise over and above the Preferred Stock and other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional shares (fractional or otherwise) or securities upon the occurrence of the event requiring such adjustment.

                  (m) Anything in this Section 11 to the contrary notwithstanding, the Company, acting by resolution of its Board of Directors shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that it in its sole discretion shall determine to be advisable in order that any consolidation or subdivision of the Preferred Stock, issuance wholly for cash of any Preferred Stock at less than the current market price, issuance wholly for cash of Preferred Stock or securities which by their terms are convertible into or exchangeable for Preferred Stock, stock dividends or issuance of rights, options or warrants referred to hereinabove in this Section 11, hereafter made by the Company to holders of its Preferred Stock shall not be taxable to such shareholders.

                  (n) The Company covenants and agrees that it shall not, at any time after the Distribution Date, (i) consolidate with any other Person (other than a Subsidiary of the Company in a transaction that complies with Section 11(o) hereof), (ii) merge with or into any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(o) hereof), or
(iii) sell or transfer (or permit any Subsidiary to sell or transfer), in one transaction or in a series of related transactions, assets representing over 50% of the value of the Company or 50% of the cash flow or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company and/or any of its Subsidiaries) in one or more transaction each of which complies with Section 11(o) hereof, if at the time of or immediately after such consolidation, merger or sale there are any rights, warrants or other instruments or securities outstanding or agreements in effect that would substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights.

                  (o) The Company covenants and agrees that, after the Distribution Date, it will not, except as permitted by Section 23 or Section 26 hereof, take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action will diminish substantially or otherwise eliminate the benefits intended to be afforded by the Rights.

                  (p) Anything in this Agreement to the contrary notwithstanding, in the event the Company shall at any time after the date of this Agreement and prior to the Distribution Date (i) declare or pay any dividend on the Common Stock of the Company payable in such Common Stock or (ii) subdivide the outstanding Common Stock of the Company into a greater number of shares (by reclassification or otherwise than by payment of dividends in such Common Stock) or (iii) combine or consolidate the outstanding Common Stock of the Company into a smaller number of shares, then in any such case, (x) the number of one one-hundredths of a share of Preferred Stock purchasable after such event upon proper exercise of each Right shall be determined by multiplying the number of one one-hundredths of a share of Preferred Stock so purchasable immediately prior to such event by a fraction, the numerator of which is the number of shares of Common Stock of the Company outstanding immediately before such event and the denominator of which is the number of shares of such Common
Stock outstanding immediately after such event and (y) action shall be taken such that each share of Common Stock of the Company outstanding immediately after such event shall have issued with respect to it that number of Rights which each share of such Common Stock outstanding immediately prior to such event had issued with respect to it. The adjustments provided for in this
Section 11(p) shall be made successively whenever such a dividend is declared or paid or such a subdivision, combination or consolidation is effected. If an event occurs which would require an adjustment under Section 11(a)(ii) and this
Section 11(p), the adjustments provided for in this Section 11(p) shall be in addition and prior to any adjustment required pursuant to Section 11(a)(ii).

                  (q) The failure by the Board of Directors to declare a Person to be an Adverse Person following such Person becoming the Beneficial Owner of 10% or more of the outstanding Common Stock shall not imply that such Person is not Adverse Person or limit Board of Director's right at any time in the future to declare such Person to be an Adverse Person.

                  Section 12. Certificate of Adjusted Purchase Price or Number of Shares. Whenever an adjustment is made as provided in Sections 11 and 13, the Company shall (a) promptly prepare a certificate setting forth such adjustment, and a brief statement of the facts accounting for such adjustment, (b) promptly file with the Rights Agent and with each transfer agent for the Common Stock and Preferred Stock a copy of such certificate and (c) mail a brief summary thereof to each holder of a Right Certificate (or if prior to the Distribution Date, to each holder of a certificate representing shares of Common Stock) in accordance with Section 25 of this Agreement. Notwithstanding the foregoing sentence, the failure of the Company to make such certificates or give such notice shall not affect the validity or the force or effect of the requirement for such adjustment. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment therein contained. Any adjustment to be made pursuant to Sections 11 and 13 shall be effective as of the date of the event giving rise to such adjustment.

                 Section 13. Consolidation, Merger or Sale or Transfer of Assets or Earning Power. In the event (a "Section 13 Event") that, following the Stock Acquisition Time, directly or indirectly, (a) the Company shall merge into or consolidate or otherwise combine with, or merge with and into, any other Person (other than a Subsidiary of the Company, any employee benefit plan of the Company or any entity holding capital stock of the Company for or pursuant to the terms of any such plan) and the Company shall not be the surviving or continuing corporation of such merger, consolidation or combination, (b) any Person (other than a Subsidiary of the Company, any employee benefit plan of the Company or any entity holding capital stock of the Company for or pursuant to the terms of any such plan) shall merge into or consolidate, or otherwise combine with and into the Company and the Company shall be the surviving or continuing corporation of such merger, consolidation or combination and, in connection therewith, all or part of the Common Stock shall be changed into or exchanged for stock or other securities of any other Person or cash or any other property, or (c) the Company shall sell or otherwise transfer (or one or more of its Subsidiaries shall sell or otherwise transfer), in one or more transactions, assets or earning power aggregating more than 50% of the assets or earning power of the Company and its Subsidiaries (taken as a whole and calculated on the basis of the Company's most recent regularly prepared financial statement) or assets in the aggregate representing more than 50% of the cash flow of the Company and its Subsidiaries (taken as a whole and calculated on the basis of the Company's most recent regularly prepared financial statements) to any other Person or Persons (other than the Company or any Subsidiary of the Company), then, and in each such case, proper provision shall be made so that (i) following the Distribution Date, each holder of a Right (except as otherwise provided in this Agreement) shall thereafter have the right to receive, upon the exercise thereof at the then-current Purchase Price in accordance with the terms of this Agreement, such number of shares of validly authorized and issued, fully paid, nonassessable and freely tradable shares of Common Stock of such other Person (or, if such Person is a Subsidiary of or controlled by another Person, the Person (other than an individual) which ultimately controls such first-mentioned Person), not subject to any rights of call or rights of first refusal, as shall be equal to the result obtained by (A) multiplying the then-current Purchase Price by the number of one one-hundredths of a share of Preferred Stock for which a Right is then exercisable and dividing that product by (B) 50% of the current market price per share of Common Stock of such other Person (determined pursuant to Section 11(d)) on the date of consummation of such merger, consolidation, sale or transfer; (ii) the issuer of such Common Stock shall thereafter be liable for, and shall assume, by virtue of such merger, consolidation, sale or transfer, all the obligations and duties of the Company pursuant to this Agreement; (iii) the term "Company" shall thereafter be deemed to refer to such issuer; (iv) such issuer shall take such steps (including, but not limited to, the reservation of a sufficient number of shares of its Common Stock in accordance with Section 9 hereof) in connection with such consummation as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be possible, in relation to its Common Stock thereafter deliverable upon the exercise of the Rights; and
(y) the provisions of Section 11(a)(ii) hereof shall be of no effect following the first occurrence of any Section 13 Event. The Company shall not consummate any such merger, consolidation, sale or transfer unless prior thereto the Company and such issuer shall have executed and delivered to the Rights Agent a supplemental agreement containing the provisions required by this Section 13. The provisions of this Section 13 shall similarly apply to successive mergers or consolidations or sales or other transfers. The Company covenants and agrees that it will not, after the Stock Acquisition Time, engage in any Section 13 Event if at the time of or after such event there are any charter or by-law provisions or any rights, warrants or other instruments outstanding or any other action taken which would diminish or otherwise eliminate the benefits intended to be afforded by the Rights.

                  Section 14. Fractional Rights and Fractional Shares. (a) The Company shall not be required to issue fractions of Rights or to distribute Right Certificates which evidence fractional Rights. In lieu of such fractional Rights, there shall be paid to the registered holders of the Right Certificates with regard to which such fractions of Rights would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole Right. For the purposes of this Section 14(a), the current market value of a whole Right shall be the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable. The closing price of the Rights for any day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Rights are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Rights are listed or admitted to trading or, if the Rights are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by NASDAQ or such other system then in use or, if on any such date the Rights are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights (selected by the Company, acting by resolution of its Board of Directors). If on any such date no such market maker is making a market in the Rights, the fair value of the Rights on such date as determined in good faith by the Company, acting by resolution of its Board of Directors shall be used.

                  (b) The Company shall not be required to issue fractions of shares of Preferred Stock (other than fractions which are integral multiples of one one-hundredths of a share of Preferred Stock) upon exercise of the Rights or to distribute certificates which evidence fractional shares (other than fractions which are integral multiples of one one-hundredths of a share of Preferred Stock). Fractions of Preferred Stock in integral multiples of one one-hundredths of a share of Preferred Stock may, at the election of the Company, be evidenced by depositary receipts, pursuant to an appropriate agreement between the Company and a depositary selected by it, provided that such agreement shall provide that the holders of depositary receipts shall have all the rights, privileges and preferences to which they are entitled as beneficial owners of the Preferred Stock. In lieu of fractional shares which are not integral multiples of one one-hundredths of a share of Preferred Stock, the Company shall pay to the registered holders of Right Certificates at the time such Right Certificates are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one share of Preferred Stock. For purposes of this Section 14(b), the current market value of a share of Preferred Stock shall be the closing price of a share of Preferred Stock (as determined pursuant to the second sentence of Section 11(d)(ii)) for the Trading Day immediately prior to the date of such exercise.

                  (c) The holder of a Right by the acceptance of the Rights expressly waives his right to receive any fractional Rights or any fractional shares upon exercise of a Right except as permitted by this Section 14.

                  Section 15. Rights of Action. All rights of action in respect of this Agreement are vested in the respective registered holders of the Right Certificates (and, prior to the Distribution Date, the registered holders of Common Stock); and any registered holder of any Right Certificate (or, prior to the Distribution Date, of Common Stock), without the consent of the Rights Agent or of any holder of any other Right Certificate (or, prior to the Distribution Date, of Common Stock), may, in his own behalf and for his own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, his right to exercise the Rights evidenced by such Right Certificate in the manner provided in such Right Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and will be entitled to specific performance of the obligations hereunder, and injunctive relief against actual or threatened violations of the obligations of any Person subject to this Agreement.

                  Section 16. Agreement of Right Holders. Every holder of a Right by accepting such Right consents and agrees with the Company and with every other holder of a Right that:

                  (a) prior to the Close of Business on the Distribution Date, the Rights shall be evidenced by the certificates for shares of Common Stock registered in the name of the holders of such shares (which certificates for shares of Common Stock shall also constitute Certificates for Rights) and each Right will be transferable only in connection with the transfer of Common Stock;

                  (b) after the Close of Business on the Distribution Date, the Right Certificates are transferable only on the registry books of the Rights Agent if surrendered at the principal office of the Rights Agent, duly endorsed or accompanied by a proper instrument of transfer;

                  (c) subject to Section 6(a) hereof, the Company and the Rights Agent may deem and treat the Person in whose name the Right Certificate (or, prior to the Distribution Date, the associated Common Stock certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Right Certificates or the associated Common Stock certificate made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent shall be affected by any notice to the contrary; and

                  (d) notwithstanding anything in this Agreement to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or other Person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation; provided, however, the Company must use its best efforts to have any such order, decree or ruling lifted or otherwise overturned as soon as possible.

                  Section 17. Right Certificate Holder Not Deemed a Shareholder. No holder, as such, of any Right or Right Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of one one-hundredth of a share of Preferred Stock or any other securities of the Company which may at any time be issuable on the exercise of the Rights represented thereby, nor shall anything contained herein or in any Right Certificate be construed to confer upon the holder of any Right or Right Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in Section
24), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Right Certificate shall have been exercised in accordance with the provisions hereof.

                  Section 18. Concerning the Rights Agent. (a) The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and other disbursements incurred in the administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, or expense, incurred without negligence, bad faith or willful misconduct on the part of the Rights Agent, for anything done or omitted by the Rights Agent in connection with the acceptance and administration of this Agreement, including the costs and expenses of defending against any claim of liability in the premises.

                  (b) The Rights Agent shall be protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with its administration of this Agreement in reliance upon any Right Certificate or certificate for Preferred Stock or Common Stock or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons.

                  Section 19. Merger or Consolidation or Change of Name of Rights Agent. (a) Any corporation into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any corporation succeeding to the corporate trust or stock transfer business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided, however, that such corporation would be eligible for appointment as a successor Rights Agent under the provisions of Section 21. The purchase of all or substantially all of the Rights Agent's assets employed in the performance of transfer agent activities shall be deemed a merger or consolidation for purposes of this Section 19. In case at the time such successor Rights Agent shall succeed to the agency created by this Agreement, any of the Right Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, any successor Rights Agent may countersign such Right Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.

                  (b) In case at any time the name of the Rights Agent shall be changed and at such time any of the Right Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, the Rights Agent may countersign such Right Certificates either in its prior name or in its changed name; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.

                  Section 20. Duties of Rights Agent. The Rights Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, by all of which the Company and the holders of Right Certificates, by their acceptance thereof, shall be bound:

                  (a) The Rights Agent may consult with legal counsel selected by it (which may be legal counsel for the Company), and the opinion of such counsel shall be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion.

                  (b) Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter (including, without limitation, the identity of an Acquiring Person and the determination of the "current market price" per share of Preferred Stock and Common Stock) be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by the Chairman of the Board, or the President (if any) or any Vice President and by the Treasurer or the Secretary of the Company and delivered to the Rights Agent; and such certificate shall be full authorization to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate.

                  (c) The Rights Agent shall be liable hereunder only for its own negligence, bad faith or willful misconduct.

                  (d) The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Right Certificates (except its countersignature thereof) or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.

                  (e) The Rights Agent shall not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Right Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Right Certificate; nor shall it be responsible for any adjustment required under the provisions of Sections 11 or 13 or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights evidenced by Right Certificates after actual notice of any such adjustment), nor shall it be responsible for any determination by the Board of Directors of the Company of the Current Market Price of the Rights or Preferred Stock or Common Stock, nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Common Stock or Preferred Stock or other securities to be issued pursuant to this Agreement or any Right Certificate or as to whether any shares of Preferred Stock or Common Stock or other securities will, when issued, be validly authorized and issued, fully paid and nonassessable.

                  (f) The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

                  (g) The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from the Chairman of the Board, the President (if any), any Vice President, the Secretary, any Assistant Secretary, the Treasurer or any Assistant Treasurer of the Company, and to apply to such officers for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered to be taken by it in good faith in accordance with instructions of any such officer.

                  (h) The Rights Agent and any shareholder, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other legal entity.

                  (i) The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, omission, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company or to holders of the Rights resulting from any such act, omission, default, neglect or misconduct, provided reasonable care was exercised in the selection and continued employment thereof.

                  (j) No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if there shall be reasonable grounds for believing that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured for it.

                  (k) If, with respect to any Right Certificate surrendered to the Rights Agent for exercise or transfer, the certificate attached to the form of assignment or form of election to purchase, as the case may be, has either not been completed or indicates an affirmative response to clause 1 and/or 2 thereof, the Rights Agent shall not take any further action with respect to such requested exercise or transfer without first consulting with the Company.


                  Section 21. Change of Rights Agent. The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon 30 days' notice in writing mailed to the Company and to each transfer agent of the Common Stock and Preferred Stock by registered or certified mail, and, at the Company's expense to the holders of the Right Certificates by first-class mail. The Company may remove the Rights Agent or any successor Rights Agent upon 30 days' notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Stock and Preferred Stock by registered or certified mail, and, at the Company's expense, to the holders of the Right Certificates by first-class mail. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period of 30 days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Right Certificate (who shall, with such notice, submit his Right Certificate for inspection by the Company), then the registered holder of any Right Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be a corporation organized and doing business under the laws of the United States or of the State of New York (or of any other state of the United States so long as such corporation is authorized to do business as a banking institution in the State of New York), in good standing, having a principal office in the State of New York, which is authorized under such laws to exercise corporate trust or stock transfer powers and is subject to supervision or examination by federal or state authority and which has at the time of its appointment as Rights Agent a combined capital and surplus of at least $50 million. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Stock and Preferred Stock, and mail a notice thereof in writing to the registered holders of the Right Certificates. Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

                  Section 22. Issuance of New Right Certificates. Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Right Certificates evidencing Rights in such form as may be approved by resolution of its Board of Directors, to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares of stock or other securities or property purchasable under the Right Certificates made in accordance with the provisions of this Agreement. In addition, in connection with the issuance or sale of shares of Common Stock following the Distribution Date and prior to the earlier of the Expiration Date or the Final Expiration Date, the Company (a) shall, with respect to shares of Common Stock so issued or sold pursuant to the exercise of stock options or under any employee plan or arrangement, or upon the exercise, conversion or exchange of securities, notes or debentures issued by the Company, and (b) may, in any other case if deemed necessary or appropriate by the Board of Directors of the Company, issue Right Certificates representing the appropriate number of Rights in connection with such issuance or sale; provided, however, that (i) no such Right Certificate shall be issued if, and to the extent that the Company shall be advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Company or the Person to whom such Right Certificate would be issued, and (ii) no such Right Certificate shall be issued if, and to the extent that, appropriate adjustment shall otherwise have been made in lieu of the issuance thereof.


                  Section 23. Redemption. (a) The Company may, by resolution of its Board of Directors, at its option, at any time prior to the earliest of (x) the Close of Business on the tenth Business Day following the day on which the Stock Acquisition Time occurs, (y) the Close of Business on the tenth Business Day following the day on which the Board of Directors makes a determination that a Person is an Adverse Person pursuant to Section 11(a)(ii)(B) hereof, or (z) the Close of Business on the Final Expiration Date, redeem all but not less than all of the then outstanding Rights at a redemption price of $.01 per Right (payable in cash, shares of Common Stock and/or other securities), appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such redemption price being hereinafter referred to as the "Redemption Price"). Prior to the Close of Business on the date on which the Rights become non-redeemable, the Board of Directors of the Company may extend the period of time during which the Rights may be redeemed. Notwithstanding anything contained in this Agreement to the contrary, the Rights shall not be exercisable after the first occurrence of a Section 11(a)(ii) Event until such time as the Company's right of redemption hereunder has expired.

                  (b) In the event that, following the occurrence of a Stock Acquisition Time and following the expiration of the right of redemption under subparagraph (a) of this Section 23, but prior to any Section 11(a)(ii) Event or
Section 13 Event, (i) a Person who is an Acquiring Person or an Adverse Person shall have transferred or otherwise disposed of a number of shares of Common Stock in one transaction, or a series of transactions (not directly or indirectly involving a purchase by the Company or any of its Subsidiaries), which did not result in the occurrence of a Section 11(a)(ii) Event or Section 13 Event, such that such Person is thereafter a Beneficial Owner of 5% or less of the outstanding Common Stock of the Company, and (ii) there are no other Persons, immediately following the occurrence of the event described in clause
(i), who are Acquiring Persons or Adverse Persons, then the right of redemption provided in subparagraph (a) of this Section 23 shall be reinstated and thereafter all outstanding Rights shall again be subject to the provisions of this Section 23.

                  (c) Immediately upon the action of the Board of Directors of the Company ordering the redemption of the Rights (or at such time subsequent to such action as the Board of Directors may determine), and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price. Within 10 days after the action of the Board of Directors ordering the redemption of the Rights, the Company shall give notice of such redemption to the holders of the then outstanding Rights by mailing such notice to all such holders at their last addresses as they appear upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Stock. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption will state the method by which the payment of the Redemption Price will be made. Neither the Company nor any of its Affiliates or Associates may redeem, acquire or purchase any Rights at any time in any manner other than that specifically set forth in this Section 23, and other than in connection with the repurchase of Common Stock prior to the Distribution Date.


                  Section 24. Notice of Certain Events. (a) In case the Company shall propose (i) to pay any dividend payable in stock of any class to the holders of its Preferred Stock or to make any other distribution to the holders of its Preferred Stock (other than a regular quarterly dividend out of earnings on retained earnings of the Company), or (ii) to offer to the holders of Preferred Stock options, rights or warrants to subscribe for or to purchase any additional Preferred Stock or shares of stock of any class or any other securities, rights or options, or (iii) to effect any reclassification of the Preferred Stock (other than a reclassification involving only the subdivision of outstanding shares of Preferred Stock), or (iv) to effect any merger, consolidation or other combination into or with, or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one or more transactions, of more than 50% of the assets or earning power or assets representing 50% or more of the cash flow of the Company and its Subsidiaries (taken as a whole) to, any other Person, or (v) to effect the liquidation, dissolution or winding up of the Company, then, in each such case, the Company shall give to each holder of a Right, in accordance with
Section 25 hereof, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, distribution of rights or warrants, or the date on which such reclassification, merger, consolidation, combination, sale, transfer, liquidation, dissolution or winding up is to take place and the date of participation therein by the holders of Common Stock and/or Preferred Stock, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least twenty days prior to the record date for determining holders of Preferred Stock for purposes of such action, and in the case of any such other action, at least twenty days prior to the date of the taking of such proposed action or the date of participation therein by the holders of Common Stock and/or Preferred Stock, whichever shall be the earlier. The failure to give notice required by this Section 24 or any defect therein shall not affect the legality or validity of the action taken by the Company or the vote upon any such action.

                  (b) In case any of the events set forth in Section 11(a)(ii) or 13 of this Agreement shall occur, then, in any such case, (i) the Company shall as soon as practicable thereafter give to each holder of a Right, to the extent feasible and in accordance with Section 25, a notice of the occurrence of such event, which shall specify the event and the consequences of the event to holders of Rights under Section 11(a)(ii) and 13(a) hereof, and (ii) all references in Section 24(a) hereof to Preferred Stock shall be deemed thereafter to refer also to Common Stock or other securities issuable in respect of the Rights.

                  Section 25. Notices. Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Right Certificate to or on the Company shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:

                  Church & Dwight Co., Inc.
                  469 North Harrison Street
                  Princeton, New Jersey 08543

                  Attention: Mark Bilawsky, General Counsel and Secretary

Subject to the provisions of Section 21, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Right Certificate to or on the Rights Agent shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Company) as follows:

                  ChaseMellon Shareholder Services, L.L.C.
                  85 Challenger Road
                  Ridgefield Park, NJ 07660

                  Attention: Regina Brown

Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Right Certificate (or if prior to the Distribution Date to each holder of a certificate representing shares of Common Stock) shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such Right holder (or if prior to the Distribution Date to such holder of Common Stock) at the address of such holder as shown on the registry books of the Company.

                  Section 26. Supplements and Amendments. The Company may, by resolution of its Board of Directors, and the Rights Agent shall, if the Company so directs, supplement or amend any provision of this Agreement in any respect whatsoever (including without limitation any extension of the period in which the Rights may be redeemed) prior to the Close of Business on the tenth Business Day following the earlier of the day on which the Stock Acquisition Time occurs or the time which the Board of Directors determines that a Person is an Adverse Person, without the approval of any holders of certificates representing shares of Common Stock or, after the Distribution Date, of Rights Certificates. From and after such Close of Business, without the approval of any holders of certificates representing shares of Common Stock or of Rights Certificates, the Company may, by resolution of its Board of Directors, and the Rights Agent shall, if the Company so directs, supplement or amend this Agreement without the approval of any holders of Right Certificates in order (i) to cure any ambiguity, (ii) to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, or (iii) to change or supplement or make any other provisions in any manner which the Company may deem necessary or desirable, which shall not adversely affect the interests of the holders of Right Certificates (other than an Acquiring Person, an Adverse Person or an Affiliate or Associate thereof). Upon the delivery of a certificate from an appropriate officer of the Company which states that the proposed supplement or amendment is in compliance with the terms of this Section 26, the Rights Agent shall execute such supplement or amendment. Prior to the Distribution Date, the interests of the holders of Rights shall be deemed coincident with the interests of the holders of Common Stock.

                    Section 27. Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

                  Section 28. Determinations and Actions by the Board of Directors, etc. For all purposes of this Agreement, any calculation of the number of shares of Common Stock outstanding at any particular time, including for purposes of determining the particular percentage of such outstanding shares of Common Stock of which any Person is the Beneficial Owner, shall be made in accordance with the last sentence of Rule 13d-3(d)(1)(i) of the General Rules and Regulations under the Exchange Act. The Board of Directors of the Company shall have the exclusive power and authority to administer this Agreement and to exercise all rights and powers specifically granted to the Board or to the Company, or as may be necessary or advisable in the administration of this Agreement, including, without limitation, the right and power to (i) interpret the provisions of this Agreement, and (ii) make all determinations deemed necessary or advisable for the administration of this Agreement (including, but not limited to, a determination to redeem or not redeem the Rights, to declare that a Person is an Adverse Person or to amend the Agreement). All such actions, calculations, interpretations and determinations (including, for purposes of clause (ii) below, all omissions with respect to the foregoing) which are done or made by the Board in good faith, (i) shall be final, conclusive and binding on the Company, the Rights Agent, the holders of the Right Certificates and all other parties, and (ii) shall not subject the Board to any liability to the holders of the Rights and Right Certificates.


                  Section 29. Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, registered holders of the Common Stock) any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, registered holders of the Common Stock).

                  Section 30. Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated, provided, however, that notwithstanding anything in this Agreement to the contrary, if any such term, provision, covenant or restriction is held by such court or authority to be invalid, void or unenforceable and the Board of Directors of the Company determines in its good faith judgment that severing the invalid language from this Agreement would adversely affect the purpose or effect of this Agreement, the right of redemption set forth in Section 23 hereof shall be reinstated and shall not expire until the Close of Business on the tenth Business Day following the date of such determination by the Board of Directors.


                  Section  31.  Governing  Law.  This  Agreement  and each Right
Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State.


                  Section 32. Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.


                    Section 33. Descriptive Headings. Descriptive headings of the several Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.


Attest:                               CHURCH & DWIGHT CO., INC.


By:  Chief Executive Officer          By:  \s\Robert A. Davies, III
     ----------------------------          --------------------------------
     Title:

Attest:                               CHASEMELLON SHAREHOLDER SERVICES, L.L.C.


By:  Relationship Manager             By:  \s\Yvonne D. Benn
     ----------------------------          --------------------------------
     Title:

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

Attest:                                CHURCH & DWIGHT CO., INC.

     Vice President, General
By:  Counsel and Secretary             By:  \s\Mark A. Bilawsky
     ----------------------------          --------------------------------
     Title:

Attest:                                CHASEMELLON SHAREHOLDER SERVICES, L.L.C.


By:  Assistant Vice President          By:  \s\Frank Misciagna
     ----------------------------          --------------------------------
     Title:




                                                                     EXHIBIT B



                           [Form of Right Certificate]

Certificate No. R-                                           ____________ Rights


                  NOT EXERCISABLE AFTER SEPTEMBER 13, 2009, OR EARLIER IF NOTICE OF REDEMPTION IS GIVEN. THE RIGHTS ARE SUBJECT TO REDEMPTION, AT THE OPTION OF THE COMPANY, AT $.01 PER RIGHT ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. [THE RIGHTS REPRESENTED BY THIS CERTIFICATE WERE ISSUED TO A PERSON WHO WAS AN ACQUIRING PERSON, AN ADVERSE PERSON OR AN ASSOCIATE OR AFFILIATE THEREOF (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT). THIS RIGHT CERTIFICATE AND THE RIGHTS REPRESENTED HEREBY MAY BECOME NULL AND VOID AS PROVIDED IN SECTION 7(e) OF THE RIGHTS AGREEMENT.]*

                                Right Certificate

                            CHURCH & DWIGHT CO., INC.




                  This certifies that ___________________________, or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Rights Agreement dated as of August 20, 1999 (the "Rights Agreement") between Church & Dwight Co., Inc., a Delaware corporation (the "Company"), and ChaseMellon Shareholder Services, L.L.C., a Delaware limited liability company (the "Rights Agent"), to purchase from the Company at any time after the Distribution Date (as such term is defined in the Rights Agreement) and prior to 5:00 P.M. (New York City time) on September 13, 2009, at the principal office of the Rights Agent, or its successors as Rights Agent, in New York, New York, one one-hundredth of a share of Junior Participating Cumulative Preferred Stock, par value $1.00 per share (the "Preferred Stock"), of the Company, at a purchase price of $200.00 per one-hundredth of a share (the "Purchase Price") in cash, or by certified bank check or money order payable to the order of the Company, upon presentation and surrender of this Right Certificate with the Form of Election to Purchase duly executed. The number of Rights evidenced by this Right Certificate (and the number of shares which may be purchased upon exercise thereof) set forth above, and the Purchase Price per share set forth above, are the number and Purchase Price as of September 13, 1999, based on the shares of Preferred Stock of the Company as constituted at such date.

                  As provided in the Rights Agreement, the Purchase Price and the number of one one-hundredths of a share of Preferred Stock or other securities which may be purchased upon the exercise of the Rights evidenced by this Right Certificate are subject to modification and adjustment upon the happening of certain events.

                  The Right Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Right Certificates. Copies of the Rights Agreement are on file at the principal executive offices of Church & Dwight Co., Inc. and the above-mentioned office of the Rights Agent.

                  This Right Certificate, with or without other Right Certificates, upon surrender at the principal office of the Rights Agent, may be exchanged for another Right Certificate or Right Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of one one-hundredths of a share of Preferred Stock as the Rights evidenced by the Right Certificate or Right Certificates surrendered shall have entitled such holder to purchase. If this Right Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Right Certificate or Right Certificates for the number of whole Rights not exercised.

                  Subject to the provisions of the Rights Agreement, the Rights evidenced by this Certificate may be redeemed by the Company at its option at a redemption price of $.01 per Right.

                  No fractional shares of Common Stock will be issued upon the exercise of any Right or Rights evidenced hereby, but in lieu thereof a cash payment will be made, as provided in the Rights Agreement.

                  No holder of this Right Certificate shall be entitled to vote or receive dividends or be deemed for any purpose the holder of Common Stock or of any other securities of the Company which may at the time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Right Certificate shall have been exercised as provided in the Rights Agreement.

                  This Right Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.


---------------------
*    The portion of the legend in brackets shall be inserted only if applicable.

                   [Form of Reverse Side of Right Certificate]

                               FORM OF ASSIGNMENT

                (To be executed by the registered  holder if such holder desires to transfer the Right Certificate.)


     FOR VALUE RECEIVED ________________________ hereby sells, assigns and transfers unto

------------------------------------------------------------------
(Please print name and address of transferee) this Right Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ____________________________ Attorney, to transfer the within Right Certificate on the books of the within named Company, with full power of substitution.

Dated:   ______________, 19__


                                            -----------------------------------
                                            Signature


Signatures Guaranteed:

                  The undersigned hereby certifies that the Rights evidenced by this Right Certificate are not beneficially owned by an Acquiring Person or an Adverse Person or an Affiliate or Associate thereof (as defined in the Rights Agreement).

                                            -----------------------------------
                                            Signature

                                     NOTICE


                  The signature to the foregoing Assignment must correspond to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.

                   [Form of Election to Purchase -- continued]



--------------------------------------------------------------------------------

                        (To be completed if applicable)

The undersigned hereby certifies that the Rights evidenced by this Right Certificate are not beneficially owned by an Acquiring Person or an Adverse Person or an Affiliate or Associate thereof (as defined in the Rights Agreement).



                                            -----------------------------------
                                            Signature




                                     NOTICE

                  In the event the certification set forth above in the Forms of Assignment and Election is not completed, the Company will deem the beneficial owner of the Rights evidenced by this Right Certificate to be an Acquiring Person or an Adverse Person or an Affiliate or Associate thereof (as defined in the Rights Agreement) and, in the case of an Assignment, will affix a legend to that effect on any Right Certificates issued in exchange for this Right Certificate.

                          FORM OF ELECTION TO PURCHASE

                      (To be  executed if holder  desires to exercise  the Right
                        Certificate.)



To Church & Dwight, Co., Inc.:

                  The undersigned hereby irrevocably elects to exercise _____________ Rights represented by this Right Certificate to purchase the shares of Preferred Stock issuable upon the exercise of such Rights and requests that certificates for such shares be issued in the name of:

Please insert social security
or other identifying number


--------------------------------------------------------------------------------
                         (Please print name and address)

--------------------------------------------------------------------------------

If such  number of Rights  shall not be all the Rights  evidenced  by this Right
Certificate, a new Right Certificate for the balance remaining of such Rights shall be registered in the name of and delivered to:

Please insert social security
or other identifying number

--------------------------------------------------------------------------------
                         (Please print name and address)


--------------------------------------------------------------------------------

Dated:   ______________, 19__




                          ------------------------------------------------
                          Signature

                         (Signature  must  conform  in all  respects  to name of
                         holder  as   specified   on  the  face  of  this  Right
                         Certificate.)


Signature Guaranteed:


--------